Exhibit 10.4

SIXTH AMENDMENT

(Term Loan Agreement)

THIS SIXTH AMENDMENT, dated as of November 27, 2007 (this “Amendment”), to the Term Loan Agreement, dated as of July 31, 2003, as amended to the date hereof (as so amended, the “Term Loan Agreement”), each among Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the “Borrower”), certain of the Lenders parties to the Term Loan Agreement, Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and the Emergency Steel Loan Guarantee Board (the “Federal Guarantor”).

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and the Federal Guarantor are parties to the Term Loan Agreement;

WHEREAS, the Borrower has requested certain amendments and other modifications to the Term Loan Agreement as set forth herein; and

WHEREAS, the Administrative Agent, certain of the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Term Loan Agreement.

Section 2. Amendments to Term Loan Agreement. Effective as of the Sixth Amendment Effective Date, the Term Loan Agreement is hereby amended as follows:

(a) The definitions of the following terms set forth in Section 1.1 of the Term Loan Agreement are hereby amended to read in full as follows:

“Esmark Transaction Agreement”: that certain Agreement and Plan of Merger and Combination, dated as of March 16, 2007, as amended by the First Amendment to Agreement and Plan of Merger and Combination, dated as of October 22, 2007, each by and among New Holdings, Holdings, Holdings Merger Subsidiary, Esmark and Esmark Merger Subsidiary.”

“Holdings”: Wheeling-Pittsburgh Corporation, a Delaware corporation, or the surviving entity of the Esmark Transaction between Holdings and Holdings Merger Subsidiary.

(b) The following definitions are hereby inserted in Section 1.1 of the Term Loan Agreement in the appropriate alphabetical order:

“Equity Rights Contribution”: the gross proceeds of the Equity Purchase Rights received by New Holdings, including, without limitation, amounts received pursuant to the Standby Purchase Agreement.

“Equity Purchase Rights”: the right of the holders of Capital Stock of Holdings to purchase additional shares of Capital Stock of New Holdings for cash in connection with the Esmark Transaction in an aggregate amount not to exceed $200,000,000.

“Esmark Merger Put Right”: any right of the holders of the Capital Stock of Holdings to put to New Holdings the Capital Stock of New Holdings received by such holders in the EsmarkTransaction.

“Sixth Amendment”: the Sixth Amendment, dated as of November 27, 2007, to this Agreement among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Federal Guarantor.

“Sixth Amendment Effective Date”: the date on which all of the conditions precedent set forth in Section 4 of the Sixth Amendment shall have been satisfied or waived.

“Standby Purchase Agreement”: a standby purchase agreement to be entered into between New Holdings and Franklin Mutual Advisors, LLC, as agent for certain funds identified therein (such funds, collectively, the “Standby Purchasers”) in connection with the Esmark Transaction providing for the purchase for cash by the Standby Purchasers of shares of Capital Stock of New Holdings in an aggregate amount equal to the difference between (i) the proceeds received by New Holdings from the Equity Purchase Rights and (b) $200,000,000.

(c) Section 5.3(b) of the Term Loan Agreement is hereby amended by deleting “15 days” and inserting in place thereof “30 days”.

(d) Section 6.6 of the Term Loan Agreement is hereby amended by amending and restating clause (d)(ii) thereof in its entirety to read as follows:

“(ii) pay any taxes attributable to Holdings and its Subsidiaries that are due and payable by New Holdings, Holdings and the Borrower as part of a consolidated group.”

(e) Section 7.1(m) of the Term Loan Agreement is hereby amended by inserting the text “(including obligations in respect of the retention of financial, legal and accounting advisors to Holdings (including in connection with the Esmark Transaction), obligations in respect of insurance and in respect of compensation to directors, officers and or executive employees of Holdings)” at the conclusion of subclause (ii)(z) therein.

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(f) New Section 6.19 to the Term Loan Agreement is hereby inserted immediately following Section 6.18 thereof to read as follows:

“Section 6.19. Equity Rights Offering. Prior to the funding of the Equity Rights Contribution, permit the Holdings to make any payments in respect of the Esmark Merger Put Right or to pay any fees or expenses in connection with the Esmark Merger.”

Section 3. Waivers. Each of the Lenders and the Federal Guarantor hereby:

(a) waives any requirement in Sections 5.2(k) and 5.3(b) for the reports of Hatch Consulting in respect of the calendar months from July 2007 to and including November 2007; however, the report of Hatch Consulting in respect of December 2007 shall be delivered to the Administrative Agent and the Financial Advisor by January 31, 2008 and shall include a summary report for the calendar months from July 2007 to and including November 2007 (it being understood that the report of Hatch Consulting in respect of any calendar month ending after December 2007 shall be delivered to the Administrative Agent and the Financial Advisor within 30 days of the end of such calendar month);

(b) waives any noncompliance with Section 5.12(c) of the Term Loan Agreement in respect of any Inactive Subsidiary prior to the Sixth Amendment Effective Date, and with respect to Metal Centers L.L.C only, waives compliance with Section 5.12(c) until January 31, 2008.

Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when the last of the following conditions shall have been satisfied:

(a) Administrative Agent shall have received evidence satisfactory to it in its sole discretion that arrangements have been made to cause the proceeds of the Equity Rights Contribution, less: (A) all cash payments to be made by New Holdings to the holders of the Capital Stock of Holdings in connection with the Esmark Merger Put Right; (B) amounts, in an aggregate not to exceed $10,000,000, either previously contributed by New Holdings to Holdings or advanced by any Subsidiary of New Holdings (other than Holdings and its Subsidiaries) to Holdings or any of its Subsidiaries during the period from the date hereof to the date of receipt by New Holdings of the proceeds of the Equity Rights Contribution; (C) an amount reasonably believed by New Holdings to equal the fees and expenses incurred in connection with the Esmark Transaction, which shall not exceed $8,000,000 in the aggregate; provided, that if the amount retained by New Holdings for such fees and expenses is in excess of the actual fees and expenses incurred in connection with the Esmark Transaction, then not later than 30 days following the consummation of the Esmark Transaction, such excess amount shall be distributed to Borrower to prepay the loans outstanding in connection with the Revolving Loan Agreement; (D) an amount, not to exceed $1,000,000, to permit New Holdings to pay corporate overhead expenses incurred in the ordinary course of business (including expenses incurred in connection with insurance, director and executive employee compensation, and legal, financial advisor and accounting services and the leasing of executive office space) in Fiscal Year 2007; and (E) an amount not to exceed $5,300,000 to permit New Holdings to purchase

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Convertible Promissory Notes with a principal amount of $5,000,000 (together with accrued and unpaid interest thereon), to be applied, not later than 5 Business Days following the consummation of the Esmark Transaction, to prepay the loans outstanding in connection with the Revolving Loan Agreement, in accordance with Section 1.3(d) of the Revolving Loan Agreement;

(b) The Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Federal Guarantor; and

(c) To the extent invoiced, all administrative and other fees then payable to the Administrative Agent and all out-of-pocket expenses of the Administrative Agent incurred in connection with this Amendment, including reasonable fees, charges and disbursements of respective counsel for the Administrative Agent and the Federal Guarantor, shall have been paid or reimbursed (it being understood that, to the extent not invoiced by the time all of the other conditions have been satisfied, such fees and expenses shall nonetheless be payable when invoiced pursuant to the provisions of Section 9.5 of the Term Loan Agreement).

Section 5. No Default. Each of Holdings and the Borrower represents and warrants that, after giving effect to this amendment, no Default or Event of Default has occurred and is continuing.

Section 6. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.

Section 7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Michael P. DiClemente
Name:	Michael P. DiClemente
Title:	Vice President and Treasurer

WHEELING-PITTSBURGH STEEL CORPORATION

By:	/s/ Michael P. DiClemente
Name:	Michael P. DiClemente
Title:	Vice President and Treasurer

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Renuka Gnanuswaran
Name:	Renuka Gnanuswaran
Title:	Manager, Agency

EMERGENCY STEEL LOAN GUARANTEE BOARD, as Federal Guarantor

By:	/s/ Marcella Villalta Scott
Name:	Marcella Villalta Scott
Title:	General Counsel

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

ROYAL BANK OF CANADA

By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ John W. Wade
Name:	John W. Wade
Title:	Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

LLOYDS JSB BANK PLC

By:	/s/ Michelle White
Name:	Michelle White
Title:	Associate Director W154

By:	/s/ Thomas Spary
Name:	Thomas Spary
Title:	Associate Director S005

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

JPMORGAN CHASE BANK, NA

By:	/s/ Michael F. McCullough
Name:	Michael F. McCullough
Title:	Senior Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Robert B. Bodett
Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BANK HAPOALIM B.M.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

US BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey A. Kessler
Name:	Jeffrey A. Kessler
Title:	Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BAYERISCHE LANDESBANK, New York Branch

By:	/s/ John Gregory
Name:	John Gregory
Title:	Senior Vice President

By:	/s/ Michael Hintz
Name:	Michael Hintz
Title:	Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OF NOVEMBER 27, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BANC OF AMERICA LEASING & CAPITAL, LLC

By:
Name:
Title: